SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 14, 2003

                               Simtek Corporation
             (Exact name of registrant as specified in its charter)


                                    Colorado
                 (State or Other Jurisdiction of Incorporation)


                                     0-19027
                            (Commission File Number)


                                   84-1057605
                     (I.R.S. Employer Identification Number)


                            4250 Buckingham Dr. #100
                           Colorado Springs, CO 80907
              (Address and zip code of principal executive offices)


                                 (719) 531-9444
              (Registrant's telephone number, including area code)








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Item 5. Other Information.
--------------------------

        (c)    Exhibits:

               Exhibit Number            Description
               --------------            -----------

                   99.1 Press release dated August 14, 2003 Simtek Updates Investors on New 1 MBIT nvSRAM Development


Item 7. Financial Statements and Exhibits.
------------------------------------------

        (c)    Exhibits.

               Exhibit Number            Description
               --------------            -----------


                   99.2 Press release dated August 14, 2003 Simtek Corporation Reports Second Quarter and First Half 2003 Financial Results.

Item 12.  Results of Operations and Financial Condition
-------------------------------------------------------

     On August 14, 2003, Simtek Corporation, (the "Company") issued a press release announcing its operating and financial results for the second quarter and six months ending June 30, 2003 (the "Second Quarter and First Half 2003Press Release"). A copy of the Second Quarter and First Half 2003 Press Release is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.


Cautionary Statement Regarding Forward-Looking Statements

     The Second Quarter and First Half 2003 Press Release contains forward-looking statements (any statement other than those made solely with respect to historical fact) based upon management's beliefs, as well as assumptions made by and data currently available to management. This information has been, or in the future may be, included in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on a variety of assumptions that may not be realized and are subject to significant business, economic, judicial and competitive risks and uncertainties, including those set forth below, many of which are beyond the Company's control. These risks and uncertainties could cause actual events and the Company's actual operations, financial condition, cash flows or operating results may differ materially from those expressed or implied by any such forward-looking statements. These statements relate to the Company's future plans, objectives, expectations and intentions. These statements may be identified by the use of words such as "believes," "expects," "may," "will," "would," "should," "seeks," "pro forma," "anticipates" and similar expressions. The Company undertakes no obligation to update or revise any such forward-looking statements.



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



     The forward-looking statements and the Company's liquidity, capital resources and results of operations are subject to a number of risks and uncertainties. Given these uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements contained in the Second Quarter Press Release.

     The above information can also be obtained from the Company's website at www.simtek.com.

Limitation on Incorporation by Reference

     In accordance with General Instruction B.6 of Form 8-K, the information in this Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.













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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               Simtek Corporation


                               By:   /s/Douglas Mitchell
                                    --------------------------------------------
                               Name: Douglas Mitchell
                              Title: Chief Executive Officer, President and
                                     Chief Financial Officer (acting)



Dated:  August 14, 2003














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


                                  EXHIBIT INDEX

Exhibit Number               Description

    99.1 Press release dated August 14, 2003 Simtek Updates Investors on New 1 MBIT nvSRAM Development

    99.2 Press release dated August 14, 2003 Simtek Corporation Reports Second Quarter and First Half 2003 Financial Results.




























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